UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
(AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EXELON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

M20828-P91141

Meeting Information

Meeting Type: Annual

For holders as of: March 1, 2010

Date: April 27, 2010 Time: 9:30 a.m. CDST

Location:

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to

vote these shares. This communication presents only

an overview of the more complete proxy materials that

are available to you on the Internet. You may view the

proxy materials online at www.proxyvote.com or easily

request a paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

EXELON CORPORATION

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

The Chase Auditorium

10 South Dearborn Street

Chicago, Illinois 60603

EXELON CORPORATION

10 SOUTH DEARBORN STREET

P.O. BOX 805398

CHICAGO, IL 60680

M20829-P91141

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT FINANCIAL INFORMATION

Before You Vote

How to Access the Proxy Materials

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2010 to facilitate timely delivery.

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting oting Items

1. Election of Directors

Nominees:

The Board of Directors recommends you vote FOR the

following proposals:

1c. Nicholas DeBenedictis

1f. Sue L. Gin

1d. Bruce DeMars

1e. Nelson A. Diaz

1i. Richard W. Mies

1g. Rosemarie B. Greco

1h. Paul L. Joskow

1a. John A. Canning, Jr.

1b. M. Walter D’Alessio

1j. John M. Palms

1k. William C. Richardson

1l. Thomas J. Ridge

1m. John W. Rogers, Jr.

1n. John W. Rowe

1o. Stephen D. Steinour

1p. Don Thompson

2. The approval of Exelon Corporation’s 2011

Long-Term Incentive Plan;

3. The Ratification of PricewaterhouseCoopers LLP as

Exelon’s Independent Accountant for the year 2010;

NOTE: Such other business as may properly come

before the meeting or any adjournment thereof.

M20830-P91141

M20831-P91141

***IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES***

Recently, NYSE and SEC rule changes were enacted changing how shares held in brokerage accounts are voted in director elections. If YOU do not vote your shares on proposal one (Election of Directors), your brokerage firm can no longer vote them for you; your shares will remain unvoted. Previously, if your broker did not receive instructions from you, they were permitted to vote your shares for you in director elections. However, starting January 1, 2010, under changes to NYSE Rule 452, brokers will no longer be allowed to vote uninstructed shares.

Therefore, it is very important that you vote your shares for all proposals including the election of directors.

In addition to checking the appropriate boxes on the enclosed vote instruction form, signing and returning it in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day:

Go to website: www.proxyvote.com	Call toll-free on a touch-tone phone in the U.S. or Canada

Follow these four easy steps:	Follow these four easy steps:

• Read the accompanying Proxy materials. • Go to website www.proxyvote.com. • Have your vote instruction form in hand when you access the website. • Follow the simple instructions.

•     Read the accompanying Proxy materials.

•     Call the toll-free phone number printed on the enclosed vote instruction form.

•     Have your vote instruction form in hand when you call the toll-free number.

•     Follow the recorded instructions:

********* Note **********	•Press 1 to vote as the Board recommends •Press 2 to vote each proposal individually

When voting online, you may also elect to give your consent to have all future proxy materials delivered to you electronically.